UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21486
                                   811-21538

Name of Fund:  Merrill Lynch Real Investment Fund
               Master Real Investment Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Real Investment Fund and Master Real Investment Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/04

Date of reporting period: 12/01/03 - 05/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Real Investment Fund


Semi-Annual Report
May 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Real Investment Fund
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Real Investment Fund


Officers and Trustees


Terry K. Glenn, President and Trustee
David O. Beim, Trustee
James T. Flynn, Trustee
W. Carl Kester, Trustee
Karen P. Robards, Trustee
Thomas Musmanno, Vice President
Frank Viola, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



A Letter From the President


Dear Shareholder

Fixed income markets were mixed over the most recent six-month and 12-month reporting periods. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, had a six-month return of +3.24% and a 12-month return of +13.25% as of May 31, 2004. Corporate bonds, represented by the Merrill Lynch U.S. Corporate Master Index, posted returns of +.67% and -.16% for the six-month and 12-month periods ended May 31, 2004, respectively. The Goldman Sachs Commodity Index returned +26.01% and +32.71% for the same six-month and 12-month periods, while Treasury issues, as measured by the Citigroup Treasury 1-3 Year Index, returned +.48% and +.63%, respectively.

By May month-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%. This anticipated shift in monetary policy was largely prompted by better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices. The good news on the employment front - previously a dim spot in an otherwise bright economic picture - helped cause the yield on the 10-year Treasury bond to spike 75 basis points (.75%), from 3.91% on April 1 to 4.66% on May 28.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. Although we did experience a market correction toward the end of the period, for the six months and 12 months ended May 31, 2004, the Standard & Poor's 500 Index returned +6.79% and +18.33%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



A Discussion With Your Fund's Portfolio Managers


We are pleased to provide you with this first shareholder report for Merrill Lynch Real Investment Fund. The Fund's investment objective is to seek positive long-term total return.


What is the Fund's investment strategy?

The Fund invests primarily in commodity-linked derivative instruments, as well as U.S. government securities and other debt obligations. The commodity-linked derivative instruments in which the Fund may invest includes hybrid instruments, such as structured notes or commodity-linked notes, whose principal and/or interest payments are tied to the value of a real asset or commodity index, such as the Goldman Sachs Commodity Total Return Index. The debt obligations in which the Fund invests are primarily investment grade, fixed rate and floating rate debt securities of any maturity.


How has the Fund performed since its inception in light of the existing market and economic conditions?

Since its inception on March 26, 2004 through May 31, 2004, the Fund's Class A, Class B, Class C and Class I Shares all had total returns of +6.20%. For the same period, the Fund's benchmark, the Goldman Sachs Commodity Total Return Index, returned +9.10%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

While Fund performance has been favorable on an absolute basis - commensurate with strong commodity prices in recent months - relative performance has lagged the benchmark. This is a fairly natural result during a "ramp-up" phase for a new Fund as it begins the process of investing the proceeds from the initial offering period, particularly when we have been gaining exposure to our benchmark commodity index in a rising commodity price environment.

The Fund's positive absolute returns are largely related to the strong performance of energy, which represents approximately 65% of the benchmark commodity index.


How have you managed the Fund since its inception?

We invest in commodity-linked notes to gain exposure to our benchmark commodity index. High-quality banks and insurance companies, including AIG, J.P. Morgan Chase Bank and Deutsche Bank AG, issue these notes to the Fund. Unlike other fixed income securities which pay a fixed or floating rate coupon, the commodity-linked notes pay a periodic return that is linked to and dependent on the performance of a specified commodity index. At period-end, the Fund was about 85% exposed to the benchmark commodity index. We are looking for tactical opportunities to ramp up to 100% exposure through the investment in the commodity-linked notes.

Any cash in the portfolio after investment in the commodity-linked notes was invested in low-duration fixed income securities that we believe can provide us with enhanced yield. Basically, we are using traditional fixed income investments in mortgages, corporate bonds and asset-back securities to generate a fixed income return that we will exchange or swap, through investment in the commodity-linked notes, for the return on an overall basket of commodities as represented by our benchmark commodity index. The residual cash that is left in the portfolio after the investment in commodity-linked notes will be invested in securities that increase the yield of the portfolio but produce low interest rate risk.

As the Fund's net assets grow, we expect to be able to capture additional diversification in the portfolio.


How would you characterize the Fund's position at the close of the period?

Our outlook is for continued strong global growth. The prices of oil and other commodities, which are important inputs to this global expansion, should benefit as a result. We remain cognizant, however, that oil has had a large run-up in recent months and could take a temporary pause. With all of this in mind, we are about 85% exposed to our benchmark commodity index and are looking to increase that exposure to 100% in the coming months.



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



We continue to believe that commodities are a prudent investment in the current environment, allowing investors to diversify their portfolios and thereby reduce overall risk. This is because commodities tend to have a negative correlation to traditional investment classes. That is, when stocks and bonds are down, commodities may be on an upswing. In fact, commodities have a very strong negative correlation to equities, thus potentially providing a buffer against poor equity returns. Beyond the diversification benefits, we believe commodities also provide a good tactical trade in times when the economy is poised to grow and produce an increase in commodity demand. Finally, our observations reveal that the historical performance of the Goldman Sachs Commodity Total Return Index, which is a futures-based index, has been comparable to that of equity markets over the past 25 years.


Frank Viola
Vice President and Co-Portfolio Manager


Tom Musmanno
Vice President and Co-Portfolio Manager


June 9, 2004



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser has voluntarily waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.



Recent Performance Results


                                                    Since Inception
As of May 31, 2004                                    Total Return

ML Real Investment Fund Class A Shares*                   +6.20%
ML Real Investment Fund Class B Shares*                   +6.20
ML Real Investment Fund Class C Shares*                   +6.20
ML Real Investment Fund Class I Shares*                   +6.20
Goldman Sachs Commodity Index**                           +9.10

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 3/26/04.

**The unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets. Since inception total returns are from 3/26/04.



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



Performance Data (concluded)


Aggregate Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

Inception (3/26/04)
through 5/31/04                          +6.20%           +0.62%

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

Inception (3/26/04)
through 5/31/04                          +6.20%           +2.20%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six year.

**Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

Inception (3/26/04)
through 5/31/04                          +6.20%           +5.20%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

Inception (3/26/04)
through 5/31/04                          +6.20%           +0.62%

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004


Statement of Assets and Liabilities                                                      Merrill Lynch Real Investment Fund

As of May 31, 2004
Assets

           Investment in Master Real Investment Trust, at value
           (identified cost--$48,917,830)                                                                   $    51,267,634
           Other assets                                                                                              69,290
                                                                                                            ---------------
           Total assets                                                                                          51,336,924
                                                                                                            ---------------

Liabilities

           Payables:
               Distributor                                                                $        24,843
               Other affiliates                                                                     7,091
                                                                                          ---------------
           Total liabilities                                                                                         31,934
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $    51,304,990
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                $         9,146
           Class B Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                          8,236
           Class C Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                         21,394
           Class I Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                          9,529
           Paid-in capital in excess of par                                                                      48,897,043
           Undistributed realized capital gains on investments allocated from the
           Trust--net                                                                     $         9,838
           Unrealized appreciation on investments allocated from the Trust--net                 2,349,804
                                                                                          ---------------
           Total accumulated earnings--net                                                                        2,359,642
                                                                                                            ---------------
           Net Assets                                                                                       $    51,304,990
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $9,713,772 and 914,645 shares of beneficial
           interest outstanding                                                                             $         10.62
                                                                                                            ===============
           Class B--Based on net assets of $8,747,689 and 823,628 shares of beneficial
           interest outstanding                                                                             $         10.62
                                                                                                            ===============
           Class C--Based on net assets of $22,721,640 and 2,139,407 shares of beneficial
           interest outstanding                                                                             $         10.62
                                                                                                            ===============
           Class I--Based on net assets of $10,121,889 and 952,905 shares of beneficial
           interest outstanding                                                                             $         10.62
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004


Statement of Operations                                                                  Merrill Lynch Real Investment Fund

For the Period March 26, 2004++ to May 31, 2004
Investment Income Allocated from the Trust--Net

           Net investment income allocated from the Trust:
               Interest (including $2,029 from affiliates)                                                  $        83,143
               Expenses (net of $20,351 reimbursement)                                                             (34,624)
                                                                                                            ---------------
           Net investment income allocated from the Trust                                                            48,519
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $        74,924
           Offering costs                                                                          35,973
           Account maintenance and distribution fees--Class C                                      34,089
           Account maintenance and distribution fees--Class B                                      12,457
           Registration fees                                                                        4,181
           Professional fees                                                                        3,948
           Transfer agent fees--Class C                                                             3,772
           Printing and shareholder reports                                                         3,700
           Account maintenance fees--Class A                                                        3,307
           Transfer agent fees--Class I                                                             1,489
           Transfer agent fees--Class B                                                             1,372
           Transfer agent fees--Class A                                                             1,307
           Other                                                                                    1,278
                                                                                          ---------------
           Total expenses before waiver and reimbursement                                         181,797
           Waiver and reimbursement of expenses                                                 (133,278)
                                                                                          ---------------
           Total expenses after waiver and reimbursement                                                             48,519
                                                                                                            ---------------
           Investment income--net                                                                                        --
                                                                                                            ---------------

Realized & Unrealized Gain on Investments Allocated from the Trust--Net

           Realized gain on investments allocated from the Trust--net                                                 9,838
           Unrealized appreciation on investments allocated from the Trust--net                                   2,349,804
                                                                                                            ---------------
           Total realized and unrealized gain on investments allocated from the Trust--net                        2,359,642
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     2,359,642
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004


Statement of Changes in Net Assets                                                       Merrill Lynch Real Investment Fund

                                                                                                           For the Period
                                                                                                          March 26, 2004++
                                                                                                             to May 31,
Increase in Net Assets:                                                                                           2004
Operations

           Investment income--net                                                                           $            --
           Realized gain on investments allocated from the Trust--net                                                 9,838
           Unrealized appreciation allocated from the Trust--net                                                  2,349,804
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                   2,359,642
                                                                                                            ---------------

Beneficial Interest Transactions

           Net increase in net assets derived from beneficial interest transactions                              48,845,348
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                          51,204,990
           Beginning of period                                                                                      100,000
                                                                                                            ---------------
           End of period                                                                                    $    51,304,990
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004


Financial Highlights                                                                     Merrill Lynch Real Investment Fund

The following per share data and ratios have been derived
from information provided in the financial statements.                             For the Period March 26, 2004++
                                                                                           to May 31, 2004
Increase in Net Asset Value:                                               Class A      Class B      Class C       Class I
Per Share Operating Performance

           Net asset value, beginning of period                           $    10.00   $    10.00   $    10.00   $    10.00
                                                                          ----------   ----------   ----------   ----------
           Investment income--net                                                 --           --           --           --
           Realized and unrealized gain on investments allocated
           from the Trust--net                                                   .62          .62          .62          .62
                                                                          ----------   ----------   ----------   ----------
           Total from investment operations                                      .62          .62          .62          .62
                                                                          ----------   ----------   ----------   ----------
           Net asset value, end of period                                 $    10.62   $    10.62   $    10.62   $    10.62
                                                                          ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                               6.20%+++     6.20%+++     6.20%+++     6.20%+++
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement***                       1.11%*       1.11%*       1.11%*       1.11%*
                                                                          ==========   ==========   ==========   ==========
           Expenses***                                                        2.74%*       3.50%*       3.50%*       2.48%*
                                                                          ==========   ==========   ==========   ==========
           Investment income--net                                                 --           --           --           --
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)                       $    9,714   $    8,748   $   22,722   $   10,122
                                                                          ==========   ==========   ==========   ==========
           Portfolio turnover of Master Real Investment Trust                   .01%         .01%         .01%         .01%
                                                                          ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effect of sales charges.

***Includes the Fund's share of the Trust's allocated expenses.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



Notes to Financial Statements
Merrill Lynch Real Investment Fund


1. Significant Accounting Policies:
Merrill Lynch Real Investment Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Real Investment Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. Prior to commencement of operations on March 26, 2004, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 shares of Common Stock on March 10, 2004 to Merrill Lynch Investment Managers, L.P. ("MLIM") for $100,000. The percentage of the Trust owned by the Fund at May 31, 2004 was 90.1%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees will be amortized over a 12-month period beginning with the commencement of operations of the Fund.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has contractually agreed to waive the Fund's investment advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. For the period March 26, 2004 to May 31, 2004, MLIM earned fees of $74,924, all of which was waived. In addition, for the period March 26, 2004 to May 31, 2004, MLIM reimbursed the Fund in the amount of $58,354. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Mangers, LLC ("MLIM,LLC") an affiliate of MLIM, pursuant to which MLIM, LLC provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



Notes to Financial Statements (concluded)
Merrill Lynch Real Investment Fund


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                Account
                            Maintenance         Distribution
                                    Fee                  Fee

Class A                            .25%                   --
Class B                            .25%                 .75%
Class C                            .25%                 .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period March 26, 2004 to May 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:


                                   FAMD               MLPF&S

Class A                         $17,786            $ 273,488


For the period March 26, 2004 to May 31, 2004, MLPF&S received contingent deferred sales charges of $210 and $265 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, ML & Co., FDS, and/or MLIM, LLC.


3. Beneficial Interest Transactions:
Net increase in net assets derived from capital share transactions was $48,845,348 for the period March 26, 2004 to May 31, 2004.

Transactions in beneficial interest for each class were as follows:


Class A Shares for the
Period March 26, 2004++                                      Dollar
to May 31, 2004                           Shares             Amount

Shares sold                              959,823     $    9,802,245
Shares redeemed                         (47,678)          (499,750)
                                  --------------     --------------
Net increase                             912,145     $    9,302,495
                                  ==============     ==============

++Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


Class B Shares for the
Period March 26, 2004++                                      Dollar
to May 31, 2004                           Shares             Amount

Shares sold                              838,827     $    8,512,118
Shares redeemed                         (17,699)          (179,552)
                                  --------------     --------------
Net increase                             821,128     $    8,332,566
                                  ==============     ==============

++Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


Class C Shares for the
Period March 26, 2004++                                      Dollar
to May 31, 2004                           Shares             Amount

Shares sold                            2,166,485     $   21,907,325
Shares redeemed                         (29,578)          (303,425)
                                  --------------     --------------
Net increase                           2,136,907     $   21,603,900
                                  ==============     ==============

++Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000.


Class I Shares for the
Period March 26, 2004++                                      Dollar
to May 31, 2004                           Shares             Amount

Shares sold                              971,612     $    9,831,236
Shares redeemed                         (21,207)          (224,849)
                                  --------------     --------------
Net increase                             950,405     $    9,606,387
                                  ==============     ==============

++Prior to commencement of operations, the Fund issued 2,500 shares to FAM for $25,000



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004


Schedule of Investments                                              Master Real Investment Trust         (in U.S. dollars)

                S&P       Moody's    Face
                Ratings   Ratings   Amount   Asset-Backed Securities++                                              Value
                AAA       Aaa    $ 204,396   AmeriCredit Automobile Receivables Trust, Series 2000-D,
                                             Class A4, 1.31% due 9/12/2007 (a)                                $     204,619
                AAA       Aaa      200,000   American Express Credit Account Master Trust, Series 2002-1,
                                             Class A, 1.21% due 9/15/2009 (a)                                       200,413
                AAA       Aaa      200,000   BA Master Credit Card Trust, Series 2001-A, Class A, 1.22%
                                             due 6/15/2008 (a)                                                      200,378
                AAA       Aaa      200,000   Bank One Issuance Trust, Series 2002-A5, Class A5, 1.22% due
                                             6/15/2010 (a)                                                          200,444
                                             Capital Auto Receivables Asset Trust, Series 2003-2 (a):
                AAA       Aaa      250,000      Class A3B, 1.14% due 2/15/2007                                      250,088
                AAA       Aaa      200,000      Class A4B, 1.16% due 1/15/2009                                      200,118
                                             Capital One Auto Finance Trust (a):
                AAA       Aaa      200,000      Series 2003-A, Class A3B, 1.26% due 10/15/2007                      200,359
                AAA       Aaa      500,000      Series 2003-B, Class A3, 1.21% due 1/15/2008                        500,785
                AAA       Aaa      200,000   Capital One Master Trust, Series 1999-3, Class A, 1.35% due
                                             9/15/2009 (a)                                                          200,967
                BBB       Baa2   1,500,000   Capital One Multi-Asset Execution Trust, Series 2002-C1,
                                             Class C1, 3.85% due 7/15/2010 (a)                                    1,596,735
                AAA       Aaa      200,000   Chase Credit Card Master Trust, Series 2002-8, Class A,
                                             1.16% due 3/17/2008 (a)                                                200,135
                AAA       Aaa      200,000   Citibank Credit Card Issuance Trust, Series 2002-A5, Class A5,
                                             1.15% due 9/17/2007 (a)                                                200,045
                AAA       Aaa      200,000   Household Automotive Trust, Series 2002-3, Class A4B, 1.44%
                                             due 5/18/2009 (a)                                                      200,615
                AAA       Aaa      120,000   Long Beach Mortgage Loan Trust, Series 2003-4, Class AV3, 1.44%
                                             due 8/25/2033 (a)                                                      120,273
                BBB       Baa2     365,000   MBNA Credit Card Master Note Trust, Series 2001-C1, Class C1,
                                             2.15% due 10/15/2008 (a)                                               368,759
                BBB       NR*      600,000   MBNA Master Credit Card Trust USA, Series 2000-C, Class C, 1.90%
                                             due 7/15/2007 (a)                                                      601,866
                AAA       Aaa      718,023   MSDWCC Heloc Trust, Series 2003-2, Class A, 1.36% due
                                             4/25/2016 (a)                                                          718,518
                AAA       Aaa    2,218,948   Morgan Stanley ABS Capital I, Series 2004-NC1, Class A2, 1.47%
                                             due 12/27/2033 (a)                                                   2,227,853
                AAA       Aaa      272,420   Residential Asset Securities Corporation, 2000-KS4 AII, 2.338%
                                             due 9/25/2031 (a)                                                      272,748
                AAA       Aaa      222,771   Saxon Asset Securities Trust, Series 2003-2, Class AV2, 1.40%
                                             due 6/25/2033 (a)                                                      223,271
                AAA       Aaa      183,185   Wachovia Asset Securitization Inc., Series 2003-HE1, Class A1,
                                             1.39% due 3/25/2033 (a)                                                183,353

                                             Total Asset-Backed Securities (Cost--$9,060,825)--16.0%              9,072,342



                                             Government Agency Mortgage-Backed Securities++
                AAA       Aaa    3,089,602   Federal National Mortgage Association, Series 2004-36,
                                             Class FJ, 1.40% due 3/25/2018 (a)                                    3,087,921

                                             Total Government Agency Mortgage-Backed Securities
                                             (Cost--$3,085,257)--5.4%                                             3,087,921



                                             Non-Government Agency Mortgage-Backed Securities++
Collateralized                               Granite Mortgages PLC, Class 1C (a):
Mortgage        BBB       Baa2     275,000      Series 2002-1, 2.45% due 4/20/2042                                  278,266
Obligations--   BBB       Baa2     500,000      Series 2003-1, 2.60% due 1/20/2043                                  512,150
5.7%                                         Holmes Financing PLC, Series 8 (a):
                BBB       Baa2     535,000      Class 1C, 1.734% due 7/15/2040                                      535,000
                BBB       Baa2   1,900,000      Class 2C, 1.834% due 7/15/2040                                    1,900,000

                                             Total Non-Government Agency Mortgage-Backed Securities
                                             (Cost--$3,229,247)--5.7%                                             3,225,416


MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004


Schedule of Investments (continued)                                  Master Real Investment Trust         (in U.S. dollars)

                S&P       Moody's    Face
Industry+++     Ratings   Ratings   Amount   Asset-Backed Securities++                                              Value
Finance--28.2%                               AIG-FP Structured Finance (Cayman) Limited (Goldman Sachs Commodity
                                             Index Total Return Linked Notes) (c):
                AAA       Aaa  $ 7,000,000      1.58% due 4/01/2005                                           $   8,810,175
                AAA       Aaa    3,000,000      1.50%** due 5/14/2007                                             3,030,285
                A1        A+     1,500,000   Deutsche Bank AG (Goldman Sachs Commodity Index Total Return
                                             Linked Notes), 1.58% due 4/11/2005 (c)                               1,802,476
                A2        A      1,500,000   J.P. Morgan Chase Bank (Goldman Sachs Commodity Index Total
                                             Return Linked Notes), 1.58% due 4/04/2005 (c)                        1,906,880
                AA        A2       500,000   Sigma Finance Incorporated, 2.38% due 3/31/2014 (a)                    499,485

                                             Total Corporate Bonds & Structured Notes
                                             (Cost--$13,500,000)--28.2%                                          16,049,301



                              Face Amount/
                       Beneficial Interest   Short-Term Investments
                               $26,000,000   Federal Home Loan Mortgage Corporation, 0.79% due 6/01/2004**       26,000,000
                               $ 2,465,314   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)          2,465,314

                                             Total Short-Term Investments
                                             (Cost--$28,465,314)--50.0%                                          28,465,314



                                 Number of
                                 Contracts   Call Options Purchased
                                       108   Euro-Dollar Future, expiring July 2004 at USD 98.25,
                                             Broker Credit Suisse First Boston International                         13,500
                                       108   Euro-Dollar Future, expiring July 2004 at USD 98.5,
                                             Broker Credit Suisse First Boston International                          4,050
                                         3   London InterBank Offered Rate (LIBOR) Linked Floor,
                                             expiring April 2005 at USD 0.015,
                                             Broker, J.P. Morgan Chase Bank (d)                                         498

                                             Total Options Purchased (Premiums Paid--$20,160)--0.0%                  18,048

                                             Total Investments (Cost--$57,360,803)--105.3%                       59,918,342



                                             Call Options Written
                                         2   Consumer Price Index (CPI) Linked Floor, expiring April 2009
                                             at USD 1, Broker, Morgan Stanley Capital Services, Inc. (d)            (3,200)
                                       216   Euro-Dollar Future, expiring July 2004 at USD 98.38,
                                             Broker Credit Suisse First Boston International                       (13,500)

                                             Total Options Written (Premiums Received--$15,890)--0.0%              (16,700)

                Total Investments, Net of Options Written (Cost--$57,344,913)--105.3%                            59,901,642
                Liabilities in Excess of Other Assets--(5.3%)                                                   (3,018,153)
                                                                                                              -------------
                Net Assets--100.0%                                                                            $  56,883,489
                                                                                                              =============


MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



Schedule of Investments (concluded)
Master Real Investment Trust                     (in U.S. dollars)


*Not Rated.

**Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Trust.

++Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

+++For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)Floating rate note.

(b)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                           Net          Interest
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series, LLC
  Cash Sweep Series I                   $2,465,314       $2,202


(c)Represents a structured note; the interest rate shown reflects the effective yield at the time of purchase by the Trust.

(d)One contract represents a notional amount of $1,000,000.

Swap contracts entered into as of May 31, 2004 were as follows:

                                         Notional      Unrealized
                                          Amount      Depreciation

Receive a variable return equal to
CMBS Investment Grade Index
Excess Return and pay floating rate
based on 1-month USD LIBOR,
minus .65%

Broker, Deutsche Bank AG, London
Expires October 2004                    $3,000,000           --

Receive a variable rate based on
3-month USD LIBOR, plus .56%,
which is capped at a fixed coupon
of 8% and callable quarterly
beginning June 2004 and pay
floating rate based on 3-month
USD LIBOR

Broker, J.P. Morgan Chase Bank
Expires June 2010                       $5,000,000    $ (2,960)
                                                      ---------
Total                                                 $ (2,960)
                                                      =========


See Notes to Financial Statements.



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004


Statement of Assets and Liabilities                                                            Master Real Investment Trust

As of May 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$54,875,329)                  $    57,434,980
           Investments in affiliated securities, at value (identified cost--$2,465,314)                           2,465,314
           Options purchased, at value (premiums paid--$20,160)                                                      18,048
           Cash                                                                                                     152,278
           Receivables:
               Contributions                                                              $     1,043,579
               Interest (including $70 from affiliates)                                            46,532
               Options written                                                                     12,690
               Swaps                                                                                2,687         1,105,488
                                                                                          ---------------
           Other assets                                                                                               1,510
                                                                                                            ---------------
           Total assets                                                                                          61,177,618
                                                                                                            ---------------

Liabilities

           Options written, at value (premiums received--$15,890)                                                    16,700
           Unrealized depreciation on swaps                                                                           2,960
           Payables:
               Securities purchased                                                             3,932,406
               Withdrawals                                                                        294,238
               Investment adviser                                                                  18,904
               Options purchased                                                                   18,360
               Other affiliates                                                                    10,514         4,274,422
                                                                                          ---------------
           Accrued expenses                                                                                              47
                                                                                                            ---------------
           Total liabilities                                                                                      4,294,129
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $    56,883,489
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $    54,329,720
           Unrealized appreciation/depreciation on investments                                                    2,553,769
                                                                                                            ---------------
           Net Assets                                                                                       $    56,883,489
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004


Statement of Operations                                                                        Master Real Investment Trust

For the Period March 26, 2004++ to May 31, 2004
Investment Income

           Interest (including $2,202 from affiliates)                                                      $        88,410
                                                                                                            ---------------
           Total income                                                                                              88,410
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $        39,649
           Accounting services                                                                     12,564
           Trustees' fees and expenses                                                              2,150
           Professional fees                                                                        1,810
           Custodian fees                                                                             627
           Pricing fees                                                                               237
           Other                                                                                    1,241
                                                                                          ---------------
           Total expenses before waiver                                                            58,278
           Waiver of expenses                                                                    (20,745)
                                                                                          ---------------
           Total expenses after waiver                                                                               37,533
                                                                                                            ---------------
           Investment income--net                                                                                    50,877
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

           Realized gain from investments--net                                                                       10,702
           Unrealized appreciation/depreciation on investments--net                                               2,553,769
                                                                                                            ---------------
           Net realized and unrealized gain on investments                                                        2,564,471
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     2,615,348
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004


Statement of Changes in Net Assets                                                             Master Real Investment Trust
                                                                                                           For the Period
                                                                                                          March 26, 2004++
                                                                                                             to May 31,
Increase (Decrease) in Net Assets:                                                                              2004
Operations

           Investment income--net                                                                           $        50,877
           Realized gain on investments--net                                                                         10,702
           Unrealized appreciation/depreciation on investments--net                                               2,553,769
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                   2,615,348
                                                                                                            ---------------

Capital Transactions

           Proceeds from contributions                                                                           55,916,950
           Fair value of withdrawals                                                                            (1,748,809)
                                                                                                            ---------------
           Net increase in net assets derived from capital transactions                                          54,168,141
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                          56,783,489
           Beginning of period                                                                                      100,000
                                                                                                            ---------------
           End of period                                                                                    $    56,883,489
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004


Financial Highlights                                                                           Master Real Investment Trust
                                                                                                             For the Period
                                                                                                            March 26, 2004++
The following ratios have been derived from                                                                    to May 31,
information provided in the financial statements.                                                                 2004
Total Investment Return

           Total investment return                                                                                   6.36%*
                                                                                                            ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                                   .47%**
                                                                                                            ===============
           Expenses                                                                                                  .73%**
                                                                                                            ===============
           Investment income--net                                                                                    .64%**
                                                                                                            ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                         $        56,883
                                                                                                            ===============
           Portfolio turnover                                                                                          .01%
                                                                                                            ===============

*Aggregate total investment return.

**Annualized.

++Commencement of operations.

See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



Notes to Financial Statements
Master Real Investment Trust


1. Significant Accounting Policies:
Master Real Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. Prior to commencement of operations on March 26, 2004, the Trust had no operations other than those relating to organizational matters and a $100,000 capital contribution to the Trust by the Merrill Lynch Real Investment Fund. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities and commodities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



Notes to Financial Statements (continued)
Master Real Investment Trust


* Hybrid instruments--The Fund may invest in hybrid instruments, including structured notes and commodity-linked notes. The principal and/or interest payments on these hybrid instruments are linked to the value of commodities, commodity futures contracts, or the performance of one or more indexes or other readily measurable economic variable. The principal value of the hybrid instruments, and/or the value of the interest that they pay, will rise or fall in response to changes in the values of the underlying commodities, commodity futures contracts, or commodity indexes. Although these hybrid instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities.

* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Repurchase agreements--The Trust invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(d) Dollar rolls--The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(e) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



Notes to Financial Statements (concluded)
Master Real Investment Trust


(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the annual rate of 0.50%. For the period March 26, 2004 to May 31, 2004, MLIM earned fees of $39,649, of which $20,745 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM, LLC") an affiliate of MLIM, pursuant to which MLIM, LLC provides investment advisory services to MLIM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained MLIM, LLC, an affiliate of MLIM, as the securities and lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

For the period March 26, 2004 to May 31, 2004, the Trust reimbursed MLIM $132 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period March 26, 2004 to May 31, 2004 were $28,993,127 and $115,663 respectively.

Net realized gains (losses) for the period March 26, 2004 to May 31, 2004 and net unrealized appreciation/depreciation as of May 31, 2004 were as follows:


                                                         Unrealized
                                        Realized      Appreciation/
                                  Gains (Losses)       Depreciation

Long-term investments              $       (184)      $   2,559,651
Options purchased                             --            (2,112)
Options written                               --              (810)
Swaps                                     10,886            (2,960)
                                   -------------      -------------
Total                              $      10,702      $   2,553,769
                                   =============      =============


As of May 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $2,556,729, of which $2,564,946 related to appreciated securities and $8,217 related to depreciated securities. At May 31, 2004, the aggregate cost of investments, net of options, for Federal income tax purposes was $57,344,913.

Transactions in call options written for the period March 26, 2004 to May 31, 2004 were as follows:


                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of period                        --                 --
Options written                              218      $      15,890
                                   -------------      -------------
Outstanding call options written,
   end of period                             218      $      15,890
                                   =============      =============



MERRILL LYNCH REAL INVESTMENT FUND, MAY 31, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Real Investment Fund and Master Real Investment Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Real Investment Fund and
       Master Real Investment Trust


Date: July 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Real Investment Fund and
       Master Real Investment Trust


Date: July 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Real Investment Fund and
       Master Real Investment Trust


Date: July 19, 2004